JOHNSON MUTUAL FUNDS	Prospectus Dated December 30, 2005

Mutual fund shares are not insured or guaranteed by the FDIC or any other government agency.

- Page 1 -

JOHNSON EQUITY INCOME FUND	Prospectus Dated December 30, 2005

Investment Objective

The investment objective of the Equity Income Fund is to provide above average dividend income and long term capital growth.

Principal Strategies

The Fund invests primarily in common stocks of larger-sized U.S. companies (those with a market capitalization above $15 billion) that its adviser believes offer opportunities for above-average dividend income and capital growth. The adviser seeks high quality companies with sustainable competitive positions that have high-quality earnings, financial strength, strong or improving balance sheets, free cash flow growth, and shareholder-oriented managements. Current dividend yield, dividend growth and potential long term capital appreciation are considered in this process. The adviser then analyzes the stock price of these companies using traditional valuation measures such as price/earnings ratios, discounted cash flow, and price/book value ratios. Diversification by company and sector also is an important consideration. A common strategy used by the adviser is to seek undervalued companies that are undergoing a fundamental turnaround that has yet to be reflected in the valuation of the stock. The Fund also may invest a portion of its assets in preferred stocks rated BB or above. The Fund may sell a security if the security reaches the adviser’s valuation target, if the adviser believes the company’s fundamentals have changed, or if the company is not performing as expected. The adviser generally intends to stay fully invested (subject to liquidity requirements), regardless of the movement of stock prices. Under normal circumstances, at least 80% of the Fund's total assets will be in invested in income-producing equity securities.

Principal Risks of Investing in the Fund

Company Risk - The Fund value might decrease in response to the activities and financial prospects of an individual company.

Management Risk - The adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results.

Market Risk - The Fund value might decrease in response to general market and economic conditions.

Volatility Risk - Common stocks tend to be more volatile than other investment choices.

Is this Fund Right for You?

The Fund may be a suitable investment for:

•	Long term investors seeking a Fund with an equity income investment strategy.
•	Investors willing to accept price fluctuations in their investment.
•	Investors who can tolerate the greater risks associated with common stock investments.

- Page 2 -

JOHNSON DYNAMIC GROWTH FUND	Prospectus Dated December 30, 2005

Investment Objective

The investment objective of the Dynamic Growth Fund is long term capital growth.

Principal Strategies

The Fund invests in small-, mid- and large capitalization U.S. companies that the adviser believes offer opportunities for above-average growth. The adviser employs a bottom up fundamental analysis and stock selection process and primarily seeks companies that it believes offer sustainable or expanding growth in revenues, cash flow, and earnings. Other important attributes include strong management, healthy balance sheets, and sustainable competitive advantages. The adviser emphasizes dynamic, growth companies that are expected to grow faster than the market, yet are selling at reasonable valuations based on earnings, cash flow, returns on capital and intrinsic value. Diversification by company and sector is also an important consideration. Current income is not an objective of this Fund. The Fund may sell a security if the security reaches the adviser’s valuation target, if the adviser believes the company’s fundamentals have changed, or if the company is not performing as expected. The adviser generally intends to stay fully invested (subject to liquidity requirements), regardless of the movement of stock prices.

Principal Risks of Investing in the Fund

Company Risk - The Fund value might decrease in response to the activities and financial prospects of an individual company.

Growth Risk - The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Management Risk - The adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results.

Market Risk - The Fund value might decrease in response to general market and economic conditions.

Small Company Risk - In addition, the stocks of small sized companies are subject to certain risks including:

•	Possible dependence on a limited product line, limited financial resources or management group.
•	Less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks.
•	Greater fluctuation in value than larger, more established company stocks.

Volatility Risk - Common stocks tend to be more volatile than other investment choices.

As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Is this Fund Right for You?

The Fund may be a suitable investment for:

•	Long term investors seeking a Fund with a growth investment strategy.
•	Investors willing to accept price fluctuations in their investment.
•	Investors who can tolerate the greater risks associated with common stock investments.

- Page 3 -

JOHNSON DISCIPLINED SMALL COMPANY FUND	Prospectus Dated December 30, 2005

Investment Objective

The investment objective of the Disciplined Small Company Fund is long term capital growth.

Principal Strategies

The Fund invests primarily in equity securities of small-sized companies (those with a market capitalization less than $3 billion) that its adviser believes offer opportunities for capital growth. The adviser primarily selects companies for the Fund’s portfolio using a disciplined, quantitative model developed by the Adviser. The model evaluates both growth and value stocks and assigns a weighted average score based on company specific information (gathered from financial reports, market data and other sources) that the adviser believes provides the best measures of profitability, growth and valuation, including historical and expected future growth, profit trends, and traditional and relative value. Diversification by company and sector is also an important consideration. The Fund may sell a security if the security reaches the adviser’s valuation target, if the adviser believes the company’s fundamentals have changed, or if the company is not performing as expected. The adviser generally intends to stay fully invested (subject to liquidity requirements), regardless of the movement of stock prices. Under normal circumstances, at least 80% of the Fund's total assets will be in invested in equity securities of small-sized companies.

Principal Risks of Investing in the Fund

Company Risk - The Fund value might decrease in response to the activities and financial prospects of an individual company. In particular, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Management Risk - The adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results. For instance, a company's intrinsic value may never be realized or a company judged by the adviser to be undervalued may actually be appropriately priced.

Market Risk - The Fund value might decrease in response to general market and economic conditions.

Volatility Risk - Common stocks tend to be more volatile than other investment choices.

Small Company Risk - In addition, the stocks of small sized companies are subject to certain risks including:

•	Possible dependence on a limited product line, limited financial resources or management group.
•	Less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks.
•	Greater fluctuation in value than larger, more established company stocks

Is this Fund Right for You?

The Fund may be a suitable investment for:

•	Long term investors seeking a Fund with a growth investment strategy.
•	Investors willing to accept greater price fluctuations associated with equity securities of small-sized companies.
•	Investors who can tolerate the greater risks associated with small-sized companies.

- Page 4 -

JOHNSON DISCIPLINED LARGE COMPANY FUND	Prospectus Dated December 30, 2005

Investment Objective

The investment objective of the Disciplined Large Company Fund is long term capital growth.

Principal Strategies

The Fund invests primarily in equity securities of large-sized U.S. companies (those with a market capitalization above $15 billion) that its adviser believes offer opportunities for capital growth. The adviser primarily selects companies for the Fund’s portfolio using a disciplined, quantitative model developed by the adviser. The model evaluates both growth and value stocks and assigns a weighted average score based on company specific information (gathered from financial reports, market data and other sources) that the adviser believes provides the best measures of profitability, growth and valuation, including historical and expected future growth, profit trends, and traditional and relative value. Diversification by company and sector is also an important consideration. The Fund may sell a security if the security reaches the adviser’s valuation target, if the adviser believes the company’s fundamentals have changed, or if the company is not performing as expected. The adviser generally intends to stay fully invested (subject to liquidity requirements), regardless of the movement of stock prices. Under normal circumstances, at least 80% of the Fund's total assets will be in invested in equity securities of large-sized companies.

Principal Risks of Investing in the Fund

Company Risk - The Fund value might decrease in response to the activities and financial prospects of an individual company. In particular, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Management Risk - The adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results. For instance, a company's intrinsic value may never be realized or a company judged by the adviser to be undervalued may actually be appropriately priced.

Market Risk - The Fund value might decrease in response to general market and economic conditions.

Volatility Risk - Common stocks tend to be more volatile than other investment choices.

Is this Fund Right for You?

The Fund may be a suitable investment for:

•	Long term investors seeking a Fund with a growth investment strategy.
•	Investors willing to accept price fluctuations in their investment.
•	Investors who can tolerate the greater risks associated with common stock investments.

- Page 5 -

JOHNSON ENHANCED RETURN FUND	Prospectus Dated December 30, 2005

Investment Objective

The investment objective of the Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Price Index, over a full market cycle.

In addition, the Investment Strategies section has been amended as follows:

The Fund will usually invest:

•	a portion of its assets in stock index futures contracts that the Fund’s adviser believes will produce the returns of the large capitalization U.S. equity market, and
•	the balance of its assets in short-term investment grade fixed income securities, which the adviser believes will produce income and enhance the Fund’s returns.

Finally, the use of options is not a principal investment strategy of the Johnson Enhanced Return Fund. The portfolio manager believes that options will rarely, if ever, be used. Therefore, the Fund does not believe that it is appropriate to add options disclosure to the prospectus

Principal Strategies

The Fund will usually invest:

•	a portion of its assets in stock index futures contracts that the Fund’s adviser believes will produce the returns of the large capitalization U.S. equity market, and
•	the balance of its assets in short-term investment grade fixed income securities, which the adviser believes will produce income and enhance the Fund’s returns.

Investing in stock index futures contracts requires an investment of only a small portion of the Fund’s assets in order to produce a return on the Fund’s total assets that approximates the return of an underlying stock index. . This effect is referred to as “leverage.” The Fund attempts to track an underlying stock index consisting of a representative sampling of the leading large capitalization companies in the leading industries in the U.S. economy. The stock index futures are used only for replication of returns, not speculation. The Fund also may invest in options on stock index futures. The short-term fixed income securities will be dollar-denominated investment-grade bonds or, if unrated, bonds determined by the adviser to be of comparable quality.

The Fund will generally close out of positions in stock index futures only as necessary to maintain a return on the Fund’s total assets that approximates the return of the underlying stock index, and will sell its fixed income securities if the security reaches the adviser’s valuation target or if the adviser believes the issuer’s fundamentals have changed.

Principal Risks of Investing in the Fund

Company Risk - The Fund value might decrease in response to the activities and financial prospects of an individual company.

Market Risk - The Fund value might decrease in response to general market and economic conditions.

Volatility Risk - Common stocks (and indexes of common stocks) tend to be more volatile than other investment choices.

Derivatives Risk - Derivatives are financial contracts, such as futures contracts, whose value depends on, or is derived from, the value of an underlying index. The Fund uses derivatives as a substitute for taking a position in the underlying assets. The Fund's use of derivatives involves risks different from the risks associated with investing directly in securities or traditional investments. Derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying index. Losses from derivatives may be greater than the derivative's original cost.

- Page 6 -

JOHNSON ENHANCED RETURN FUND	Prospectus Dated December 30, 2005

Leveraging Risk - The use of derivatives may give rise to leveraging risk. Funds that are leveraged can be more volatile than funds that are not leveraged. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio. When the Fund is leveraged, it can lose more than the principal amount invested.

Correlation Risk - The Fund will seek to invest in futures contracts to perfectly capture the return of the underlying index. However, due to derivative contract size limitations, the Fund's assets may be slightly under-invested or slightly over-invested, which could cause the Fund to be slightly less or more volatile than the underlying index, and the Fund's returns from the futures contracts may not mirror the underlying index.

Interest Rate Risk - The price of a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. The value of your investment may decrease when interest rates rise.

Credit Risk - The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.

As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Is this Fund Right for You?

The Fund may be a suitable investment for:

•	Investors seeking returns similar to those of the large capitalization U.S. equity market.
•	Investors willing to accept price fluctuations in their investment.
•	Investors who can tolerate the greater risks associated with common stock investments.

- Page 7 -

JOHNSON MUTUAL FUNDS	Prospectus Dated December 30, 2005

COSTS OF INVESTING IN THE FUNDS

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of a Fund.

	Equity Income	Dynamic Growth	Small Company	Large Company	Enhanced Return
Shareholder Fees[1] Fixed (Fees paid directly from your investment)
Maximum Front End Load	None	None	None	None	None
Deferred Load	None	None	None	None	None
Redemption Fee	None	None	None	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deduced from fund assets)
Management Fees	1.00	1.00	1.00	1.00	1.00
12b-1 Fees[2]	0.00	0.00	0.00	0.00	0.00
Total Annual Fund Operating Expenses	1.00	1.00	1.00	1.00	1.00

1 A processing fee will be deducted from any wire sales proceeds and paid to the Custodian.
[2] The Funds have adopted a Rule 12b-1 Plan; however the Plan has not been activated and the Fund has no present intention to activate the plan.

Example:

The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your cost will be:

	1 Year	3 Years	5 Years	10 Years
Equity Income Fund	103	320	555	1,229
Dynamic Growth Fund	103	320	555	1,229
Disciplined Small Company Fund	103	320	555	1,229
Disciplined Large Company Fund	103	320	555	1,229
Enhanced Return Fund	103	320	555	1,229

- Page 8 -

JOHNSON MUTUAL FUNDS	Prospectus Dated December 30, 2005

HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND

The Funds and their transfer agent, Johnson Financial, Inc., can be contacted at the same mailing address and telephone numbers. If you need additional information on how to buy, sell or exchange shares in the Fund, please contact the transfer agent:

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 or (800) 541-0170
FAX: (513) 661-4901

HOW TO BUY SHARES

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

You buy shares for each Fund at the Fund’s net asset value (NAV) next determined after your order is received by the Transfer Agent. Purchase requests submitted by check, wire or exchange received at the Transfer Agent before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) receive the NAV determined as of the close of trading on the current day, and purchase requests received after that time receive the NAV determined as of the close of trading on the next business day following the date of receipt.

Initial Purchase: The minimum initial investment for each Fund is $2,000. Due to federal limitations, the minimum initial investment for a Coverdell Education IRA is $500. You may diversify your investments by choosing a combination of any of the Funds for your investment program.

By Mail - You may purchase shares of any Fund by following these steps:

•	Complete and sign an application;
•	Draft a check made payable to: Johnson Mutual Funds;
•	Identify on the check and on the application the Fund(s) in which you would like to invest;
•	Mail the application, check and any letter of instruction to the Transfer Agent.

By Wire - You may purchase shares of any Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Transfer Agent first to open an account and obtain an account number. Your bank must then wire the specified amount according to the following instructions:

National City Bank/Cincinnati
Johnson Mutual Funds
ABA #042000424
Account #983243416
For Further Credit to: Johnson Mutual Funds
Shareholder Account Name: __________________________
Shareholder Account Number: ________________________

You must mail a completed application to Johnson Mutual Funds after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank. Wires for purchases not received by 4:00 p.m. Eastern Time the business day following the order’s trade date will be cancelled. There is presently no fee for the receipt of wired funds, but the Funds may charge a fee in the future.

- Page 9 -

JOHNSON MUTUAL FUNDS	Prospectus Dated December 30, 2005

Additional Purchases: You may buy additional shares of a Fund at any time (minimum of $100) by mail or by bank wire. Each additional purchase request must contain:

•	Name of your account(s);
•	Account number(s);
•	Name of the Fund(s) in which you wish to invest.

Checks should be made payable to “Johnson Mutual Funds” and should be sent to the Johnson Mutual Funds at the address indicated throughout this prospectus. A bank wire should be sent as outlined above.

Automatic Investment Option

You may arrange to make additional investments ($100 minimum) automatically on a monthly or bi-monthly basis by transferring money from your checking account. You must complete the “Optional Automatic Investment Plan” section of the application and provide the Trust with a voided check from the account you wish to use for the automatic investment. You may terminate this automatic investment program at any time by contacting the Transfer Agent.

The Funds may limit the amount of purchases and reject any purchase request in whole or in part. If your check or wire does not clear, you will be responsible for any loss incurred. The Fund can sell other shares you own as reimbursement for any loss incurred.

Distribution Plan

Each of the Funds has adopted a plan under Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of their shares and allows each Fund to pay for services provided to shareholders. Shareholders of the Funds may pay annual 12b-1 expenses of up to 0.25%. Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. As of the date of this Prospectus, the Rule 12b-1 Plan has not been activated and the Fund has no present intention to activate the Rule 12b-1 Plan.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

HOW TO SELL SHARES

You may sell shares in a Fund by mail or telephone, without a charge. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your sale. Your request for a sale should be addressed to the Johnson Mutual Funds and must include:

•	Letter of instruction;
•	Fund name;
•	Account number(s);
•	Account name(s);
•	Dollar amount or the number of shares you wish to sell.

All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.

- Page 10 -

JOHNSON MUTUAL FUNDS	Prospectus Dated December 30, 2005

Requests for redemptions received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

The Funds may require that signatures on redemption requests be guaranteed by a bank or a member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of any Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization. If yo•are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this prospectus.

By Telephone - Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the New York Stock Exchange is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder’s direction to the designated account. The minimum amount that may be wired is $1,000. Wire charges of $10 may be deducted from sale proceeds.

By using the telephone redemption and exchange privileges, a shareholder authorizes the Funds to act upon the instruction of any person by telephone they believe to be the shareholder. By telephone, this shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated or may exchange into another Fund. The Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds may change, modify or terminate the telephone redemption or exchange privilege at any time.

By Systematic Withdrawal Program - Shareholder may request that a predetermined amount be sent by check, ACH (Automated Clearing House) or wired to them periodically, each month or calendar quarter. A shareholder’s account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This program may be terminated by a shareholder or the Funds at any time without charge or penalty and will become effective five business days following receipt of instructions.

In order to facilitate the delivery of the checks as close as possible to the end of the month, shares will be sold on the 24th day of the month or the last business day prior to the 24th day if the 24th falls on a holiday or weekend. Shares may also be sold on the 5th day of the month or the 15th day of the month at the shareholder’s request. A withdrawal under the Systematic Withdrawal Program involves a sale of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder’s account, the account ultimately may be depleted.

Additional Information - Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier’s or government check, the sales proceeds will not be paid until your investment has cleared the bank, which may take up to 15 calendar days from the date of purchase. Exchanges into any of the other Funds are, however, permitted without the waiting period.

When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (during times of unusual market activity), consider sending your order by express mail to the Funds, or facsimile to (513) 661-4901 or (513) 661-3160.

- Page 11 -

JOHNSON MUTUAL FUNDS	Prospectus Dated December 30, 2005

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require any shareholder to sell all of his or her shares in the Fund on 30 days’ written notice if the value of his or her shares in the Fund is less than $2,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. All shares of a Fund are also subject to an involuntary sale if the Board of Trustees determines to liquidate a Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

HOW TO EXCHANGE SHARES

As a shareholder in any Fund in the Johnson Mutual Funds Trust, you may exchange shares for shares of any other fund in the Johnson Mutual Funds Trust, subject to the minimum initial investment requirement of the Fund into which you are making the exchange. You may make an exchange by telephone or by written request.

By Telephone - Shareholders may call the Transfer Agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Requests for exchanges received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See “How to Sell Shares.” An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.

SHARE PRICE CALCULATION

The value of an individual share in a Fund, the net asset value (NAV), is calculated by dividing the total value of the Fund’s investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of 4:00 p.m. Eastern Time on each day that the exchange is open for business, there exists shareholder orders for the Fund and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Stock Exchange is closed on weekends, most Federal holidays and Good Friday. The net asset value per share of each Fund will fluctuate.

Requests to purchase, exchange and redeem shares are processed at the NAV calculated after the Transfer Agent receives your order.

- Page 12 -

JOHNSON MUTUAL FUNDS	Prospectus Dated December 30, 2005

Each Fund’s assets are generally valued at their market value, using prices provided by a pricing service. If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading that materially affects fair value, the adviser may value a Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines. Fair value pricing may also be necessary if a Fund owns a thinly traded stock and the Fund is unable to obtain a current market price due to a lack of current trades. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

DIVIDENDS AND DISTRIBUTIONS

The Equity Income Fund and the Enhanced Return Fund intend to distribute substantially all of their net investment income as dividends to shareholders on a quarterly basis. The Disciplined Large Company Fund, the Disciplined Small Company Fund and the Dynamic Growth Fund intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis at year end. Each Fund intends to distribute its capital gains once a year, at year end.

Dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. You will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA’s and 403(b) plans paid in cash only if you are 59-½ years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

You are not required to pay federal regular income tax on any dividends received from a Fund that represent net interest on tax-exempt municipal bonds. However, dividends representing net interest earned on some municipal bonds may be included in calculating the federal alternative minimum tax. Income that is exempt from federal tax may be subject to state and local income tax.

Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You should consult with your tax adviser regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Funds and the use of the Exchange Privilege.

- Page 13 -

JOHNSON MUTUAL FUNDS	Prospectus Dated December 30, 2005

Unless you furnish your certified taxpayer identification number (social security number for individuals) and certify that you are not subject to backup withholding, the Funds will be required to withhold and remit to the IRS 30% of the dividends, distributions and sales proceeds payable to the shareholder. The Funds may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.

MANAGEMENT OF THE FUNDS

Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 (“Johnson”) serves as investment adviser to the Funds. In this capacity, Johnson is responsible for the selection and on going monitoring of the securities in each Fund’s investment portfolio and managing the Funds’ business affairs. Johnson is a Cincinnati-based company that has grown, since its inception in 1965, to become one of the largest independent investment advisory firms in the Cincinnati area. As of December 31, 2004, Johnson has over $3.0 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, institutions and endowments. Johnson solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products. An investment committee of Johnson is responsible for the investment decisions and the day-to-day management of the Funds.

The Funds are authorized to pay the adviser the following fees as a percentage of their average daily net assets:

Equity Income Fund	1.0%
Dynamic Growth Fund	1.0%
Disciplined Small Company Fund	1.0%
Disciplined Large Company Fund	1.0%
Enhanced Return Fund	1.0%

A discussion regarding the basis for the board of directors approving the investment advisory contract of any of the Funds is available in the Funds’ Statement of Additional Information.

PORTFOLIO MANAGERS

The adviser manages each of the Johnson Mutual Fund portfolios with a team of individuals who are responsible for the investment policy, portfolio management and research for the Funds. The chart below shows the team leader and additional team members for each Fund.

Portfolio Manager	Equity Income	Dynamic Growth	Small Company	Large Company	Enhanced Return
Dale Coates	*	*			*
Jeff Cornell	*	**	*	*
Jason Jackman					**
Brian Kute	*	*	**	**
Michael Leisring					*
Richard Miller	*	*
Scott Muhlhauser	*	*
Bret Parrish	**		*	*
Aaron Taylor			*	*
** Team Leader * Team Member

- Page 14 -

JOHNSON MUTUAL FUNDS	Prospectus Dated December 30, 2005

The following describes each of the team members:

Mr. Coates is a Chartered Financial Analyst (“CFA”) charterholder who has been involved with the Johnson Growth, Fixed Income and Municipal Income Funds since the respective inception date for each of these three funds. He has been with the adviser in a portfolio management role for the past 16 years.

Mr. Cornell is a CFA charterholder who has been a Portfolio Manager with the adviser for three years. Mr. Cornell has been a team member of the Johnson Growth and Opportunity Funds since July 2003. Prior to joining the adviser in 2001, Mr. Cornell was Portfolio Manager at Retirement Capital Advisors from 2000 to 2001 and at Countrywide Investments from 1995 to 1999.

Mr. Jackman is a CFA charterholder and has been the team leader of the Johnson Fixed Income Fund and Municipal Income Funds for the past 5 years. Mr. Jackman has been a member of the portfolio management team for these two funds during his entire tenure with the adviser that has spanned 11 years.

Mr. Kute is a CFA charterholder and has been with the adviser for 10 years. He has had day to day responsibilities with the Johnson Mutual Funds for this entire period.

Mr. Leisring is a CFA charterholder who has been involved with the Portfolio Management teams for the Johnson Fixed Income, Municipal Income and JIC Institutional Funds since July 2003. Mr. Leisring is also currently a Fixed Income Analyst for the adviser and has been in other roles at the adviser since 1999.

Mr. Miller is a CFA charterholder and has been with the adviser as a Portfolio Manager for the past 15 years.

Mr. Muhlhauser is a CFA charterholder and has been involved with the portfolio management team of the Johnson Growth Fund since the Fund’s inception. He has been with the adviser for the past 21 years.

Mr. Parrish is a CFA charterholder who has been a Portfolio Manager with the adviser for three years. Mr. Parrish has been a team member of the Johnson Opportunity Fund since July 2003. Prior to joining the adviser in 2001, Mr. Parrish was a Portfolio Manager at Ohio National Financial Services from 2000 to 2001 and at the Ohio Casualty Group from 1994 to 2000.

Mr. Taylor is a CFA charterholder who has been involved with the Johnson Opportunity Fund management team since July 2003. Mr. Taylor is currently an Associate Equity Analyst and has been in various other roles at the adviser since 1999.

The Funds’ SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the Portfolio Manager and respective ownership in the Funds.

MARKET TIMING DISCLOSURE

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Redemptions are monitored by the Funds’ transfer agent to detect redemptions that occur within a specified time period, and any account in which such activity occurs is monitored for possible market timing activity. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.

- Page 15 -

JOHNSON MUTUAL FUNDS	Prospectus Dated December 30, 2005

PORTFOLIO DISCLOSURE

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' Statement of Additional Information.

OTHER INFORMATION ABOUT INVESTMENTS

Johnson Equity Income Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large Company Fund, Johnson Disciplined Small Company Fund and Johnson Enhanced Return Fund.

Non-Principal Strategy:

Each of the Funds expects under normal circumstances to invest no more than 15% of its net assets in American Depository Receipts (ADRs). An ADR is a certificate of ownership issued by a U.S. bank as a convenience to investors instead of the underlying foreign security which the bank holds in custody. In general, foreign investments involve higher risks than U.S. investments. Foreign markets tend to be more volatile than those of the U.S. and bring increased exposure to foreign economic, political and other events that can have a negative effect on the value of issuers in a particular foreign country.

The Enhanced Return Fund may invest in fixed income securities which are unrated if the adviser determines that they are of comparable quality to securities rated investment grade. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher grade securities. If the rating of a security drops below investment grade, the adviser will dispose of the security as soon as practicable (depending on market conditions) unless the adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk.

GENERAL

From time to time, any Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments securities of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives. Each Fund may also invest in such instruments at anytime to maintain liquidity or pending selection of investments in accordance with its policies.

The investment objectives and strategies of any Fund may be changed without shareholder approval.

- Page 16 -

JOHNSON MUTUAL FUNDS	Prospectus Dated December 30, 2005

PRIVACY POLICY

The relationship between Johnson Investment Counsel, our affiliates (Johnson Trust Company and Johnson Mutual Funds) and our clients is the most important asset of our firm. We strive to maintain your trust and confidence, which is an essential aspect of our commitment to protect your personal information to the best of our ability. We believe that our clients value their privacy, and we do not disclose your personal information to anyone unless it is required by law, at your direction, or is necessary to provide you with our services. We have not and will not sell your personal information to anyone.

Johnson Investment Counsel and our affiliates collect and maintain your personal information so that we can better provide investment management and trust services. The types and categories of information that we collect and maintain about you include:

•	Information we receive from you to open an account or provide investment advice and trust services, such as your home address, telephone number and financial information.
•	Information we need to service your account, such as trade confirmations, account statements and other financial information.

In order for us to provide investment management and trust services to you, it is sometimes necessary for us to disclose your personal information to outside sources (e.g., brokers, custodians, regulators and tax return preparers).

To fulfill our privacy commitment at Johnson Investment Counsel, we have instituted firm-wide practices to safeguard the information that we maintain about you. These include:

•	Adopting procedures that put in place physical, electronic and other safeguards to keep your personal information safe.
•	Limited access to personal information to those employees who need it to perform their job duties.
•	Requiring third parties that perform services for us to agree by contract to keep your information strictly confidential.
•	Protecting information of our former clients to the same extent as our current clients.

- Page 17 -

JOHNSON MUTUAL FUNDS	Prospectus Dated December 30, 2005

Investment Adviser
Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247

Transfer Agent
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247

Auditors
Cohen McCurdy Ltd.
826 Westpoint Parkway, Suite 1250
Westlake, Ohio 44145

Custodian
National City Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202-4089

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Funds’ policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Shareholder reports contain management’s discussion of market conditions and investment strategies that significantly affected the Funds’ performance results as of the Funds’ latest semi-annual or annual fiscal year end.

Call the Funds at 513-661-3100 or 800-541-0170 or visit our website at www.johnsoninv.com to request free copies of the SAI and the Funds’ annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-7254

- Page 18 -

STATEMENT OF ADDITIONAL INFORMATION	DECEMBER 30, 2005

•	Johnson Equity Income Fund
•	Johnson Dynamic Growth Fund
•	Johnson Disciplined Large Company Fund
•	Johnson Disciplined Small Company Fund
•	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, OH 45247
(513) 661-3100
(800) 541-0170
FAX (513) 661-4901

This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Johnson Mutual Funds listed above dated December 30, 2005. A free copy of the Prospectus can be obtained by writing the Trust at 3777 West Fork Road, Cincinnati, Ohio 45247, or by calling the Trust at 513-661-3100 or 800-541-0170, or by visiting our website at www.johnsoninv.com

JOHNSON MUTUAL FUNDS	Statement of Additional Information Dated December 30, 2005

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST

Johnson Mutual Funds Trust (the “Trust”) is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 30, 1992 (the “Trust Agreement”). The Board of Trustees supervises the business activities of the Trust. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of thirteen series have been authorized. This SAI applies to the following five series: the Johnson Dynamic Growth Fund, the Johnson Equity Income Fund, the Johnson Disciplined Small Company Fund, the Johnson Disciplined Large Company Fund and the Johnson Enhanced Return Fund. All of these funds were established August 24, 2005. These Funds are diversified. Johnson Investment Counsel, Inc., (the “Adviser”) serves as investment adviser to the Funds.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the officers of the Trust, subject to the review and approval of the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or express consent.

Each of the Funds, at its discretion and with shareholder consent, may use securities from a Fund’s portfolio to pay you for your shares, provided that the Adviser deems that such a distribution of securities will not adversely affect the Fund’s portfolio. Any such transfer of securities to you will be a taxable event and you may incur certain transaction costs relating to the transfer. Contact the Funds for additional information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

A.   EQUITY SECURITIES

Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, rights, REITs (real estate investment trusts), REOCs (real estate operating companies) and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants

B.   INVESTMENT COMPANY SECURITIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund's investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), the Funds may only invest up to 5% of their total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Funds if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Funds and all affiliated persons of the Funds; and (ii) the Funds have not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Funds pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Funds (or the Adviser acting on behalf of the Funds) must comply with the following voting restrictions: when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security.

C.   EXCHANGE TRADED FUNDS

Each Fund may invest in a range of exchange-traded funds ("ETFs"). ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts ("SPDRs"), DIAMONDS, SM Nasdaq-100 Index Tracking Stock ("QQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs. Additionally, each Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index TM . SPDRs trade on the American Stock Exchange ("AMEX") under the symbol SPY. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the AMEX under the symbol MDY. DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 of the value of the Dow Index. The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index. Shares trade on the AMEX under the symbol QQQ. The iShare products own the stocks in various sector indices, such as the Morgan Stanley Corporate 100 Bond Index. Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investments in other investment companies, see "Investment Company Securities" above.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund's interest to do so. A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

D.   FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. An option on a futures contract obligates the writer, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. Whether a party realizes a gain or loss from futures activities depends upon movements in the underlying security or index. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. Each Fund only invests in futures contracts to the extent it could invest in the underlying instrument directly. The Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Risk Factors in Futures Transactions

Liquidity Risk - Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Correlation Risk - The prices of futures contracts depend primarily on the value of their underlying instruments. As a result, futures prices can diverge from the prices of their underlying instruments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between futures contracts and their underlying instruments also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•   Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded;

•   May be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM; and

•   Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if the Fund "covers" a long position. For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

E.   CORPORATE DEBT SECURITIES

Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper that consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Adviser considers corporate debt securities to be of investment-grade quality if they are rated BBB or higher by Standard & Poor’s Corporation (“S&P”), Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, determined by the Adviser to be of comparable quality. Investment-grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody’s drops below investment-grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. Short-term fixed income securities in which the Enhanced Equity Income Fund invests will be dollar-denominated investment-grade bonds, or, if unrated, determined by the Adviser to be of comparable quality. Each of the remaining Funds will invest more than 5% of the value of its net assets in securities that are below investment-grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment-grade, the Fund will take action to reduce the value of such securities below 5%.

F.   FIXED INCOME SECURITIES

Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

G.   U.S. GOVERNMENT SECURITIES

U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes and bills, and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities such as securities issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association (FNMA), are supported only by the credit of the agency that issued them and the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are neither insured nor guaranteed by the U.S. government.

H.   MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

I.   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

J.   ZERO COUPON AND PAY-IN-KIND BONDS

Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay-in-kind” bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value. Certain types of CMOs pay no interest for a period of time and, therefore, present risks similar to zero coupon bonds.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could at times be required to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.

K.   FINANCIAL SERVICE INDUSTRY OBLIGATIONS

Financial service industry obligations include among others, the following:

1.   Certificates of Deposit - Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

2.   Time Deposits - Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

3.   Bankers’ Acceptances - Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

L.   ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES

Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals and the certificate holder generally has not recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments—if a security were trading at a premium, its total return would be lowered by prepayments and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 5% of its net assets in asset-backed or receivable-backed securities.

M.   FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS

Each Fund will direct its Custodian to place cash or U.S. government obligations in a separate account of the Trust in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Trust will direct its Custodian to place the securities in a separate account. When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund’s commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions. Reverse repurchase agreements constitute a borrowing by the Fund and will not represent more than 5% of the net assets of either Fund. No Fund will invest more than 25% of its total assets in forward commitments.

Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in each Fund’s portfolio are subject to changes in market value based on the public’s perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way—i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchases securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund’s assets will have greater fluctuation.

With respect to 75% of the total assets of each Fund, the value of the Fund’s commitments to purchase or repurchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund’s total assets at the time the commitment to purchase or repurchase such securities is made; provided, however, that this restriction does not apply to U.S. government obligations or repurchase agreements with respect thereto. In addition, each Fund will maintain an asset coverage of 300% for all of its borrowings and reverse repurchase agreements. Subject to the foregoing restrictions, there is no limit on the percentage of the Fund’s total assets that may be committed to such purchases or repurchases.

N.   RESTRICTED SECURITIES

Restricted securities are securities of which the resale is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more than 5% of its net assets in restricted securities.

O.   OPTION TRANSACTIONS

Each Fund may engage in option transactions involving individual securities and market indices and engage in related closing transactions. An option involves either (1) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (2) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted, but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted and, in return, the seller of such an option is obligated to make the payment. The Fund will realize a gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a loss. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option (a closing transaction). The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the volatility of the underlying index, and the time remaining until the expiration date. Options are traded on organized exchanges and in the over-the-counter market. Options on securities that the Fund sells (writes) will be covered or secured, which means that it will own the underlying security in the case of a call option. When a Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian. Each Fund may purchase put and call options on individual securities and on stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund’s securities or securities the Fund intends to buy. Each Fund may also sell put and call options in closing transactions.

The purchase and writing of options involves certain risks. The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the fund losing a greater percentage of its investment than if the transaction was effected directly. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written.

P.   LOANS OF PORTFOLIO SECURITIES

Each Fund may make short- and long-term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund’s net assets.

Q.   FOREIGN SECURITIES

Each Fund may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares that it holds in custody. These Funds may also invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment-grade domestic securities. None of the Funds will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 30% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

R.   REPURCHASE AGREEMENTS

A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust’s custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

S.   WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if it holds and maintains until the settlement date in a separate account at the Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Funds will not invest more than 25% of their respective total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund’s share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

T.   SHORT SALES

A Fund may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, a Fund will be required to maintain a segregated account with the Fund’s custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). The assets in the segregated account are marked to market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund's potential loss on a short sale. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

The Funds will not effect short sales of securities unless they own or have the right to obtain securities equivalent in-kind and amount to the securities sold short. A Fund may sell short a security that it owns because it does not want to close out its position in the security for tax or other reasons.

INVESTMENT LIMITATIONS

A.   FUNDAMENTAL

The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”)—i.e., they may not be changed without the affirmative vote of majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.   Borrowing Money - The Funds will not borrow money except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.   Senior Securities - The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff, and (b) as described in the Prospectus and this Statement of Additional Information.

3.   Underwriting - The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.   Real Estate - The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

5.   Commodities - The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

6.   Loans - The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.   Concentration - A Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as the date of consummation.

B.   NON-FUNDAMENTAL

The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.

1.   Pledging - The funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangement with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.   Borrowing - The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.   Margin Purchases - The Funds will not purchase securities or evidences of interest thereon on “margin”. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchase and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.   Short Sales - The Funds will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short.

5.   Options - The Funds will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and this Statement of Additional Information.

6.   Illiquid Investments - A Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

7.   Eighty Percent Investment Policy - Under normal circumstances, at least 80% of the respective Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested as follows: Disciplined Large Company Fund, equity securities of large-sized U.S. companies; and Disciplined Small Company Fund, equity securities of small-sized companies; . Neither Fund will change this policy unless the Fund’s shareholders are provided with at least sixty days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement in bold-face type: “Important Notice Regarding Change in Investment Policy”. The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Fund’s shareholders.

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and Officers of the Trust is provided below. Trustees who are not deemed to be interested persons of the Trust, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Trust are referred to as Interested Trustees. Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns or is removed.

NAME, ADDRESS AND AGE		CURRENT POSITION HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
INTERESTED TRUSTEE
Timothy E. Johnson (63)* 3777 West Fork Road Cincinnati, Ohio 45247		President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor Finance at the University of Cincinnati	13	Director, Kendle International, Inc.
INDEPENDENT TRUSTEES
John W. Craig (71) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	Retired Director of Corporate Affairs, R. A. Jones and Co., Inc.	13	None
Ronald H. McSwain (63) 3777 West Fork Road Cincinnati, Ohio 45247		Chairman, Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	13	None
Kenneth S. Shull (76) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	13	None
OFFICERS
Dale H. Coates (47) 3777 West Fork Road Cincinnati, Ohio 45247		Vice President and Secretary	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Richard T. Miller (59) 3777 West Fork Road Cincinnati, Ohio 45247		Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	NA	NA
Marc E. Figgins (41) 3777 West Fork Road Cincinnati, Ohio 45247		Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc. since July 2001, Director of BISYS Fund Services from January 2001 to July 2001, Mutual Funds Manager at McDonald Investments from 1991 to 2000	NA	NA
Scott J. Bischoff (39) 3777 West Fork Road Cincinnati, Ohio 45247	.	Chief Compliance Officer	Since 2005	Manager of Operations of the Trust’s Adviser since 1993	NA	NA

*   Mr. Johnson is an interested person of the Trust because he is a director, officer and employee of the Trust’s Adviser and an officer of the Trust.

The Board currently has an Audit Committee and a Nominating Committee. Each committee consists of all independent trustees. The Audit Committee met twice during the fiscal year ended December 31, 2005. The Nominating Committee did not meet during the fiscal year ended December 31, 2005. The primary purpose of the Audit Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the 1940 Act. The functions of the Nominating Committee are to oversee the nomination and selection of the Trustees.

As of December 31, 2005, none of the Trustees beneficially own any shares of the Funds described in this Statement of Additional Information. The compensation paid to the Trustees of the Trust for the year ended December 31, 2005 is set forth in the following table:

NAME OF TRUSTEE	TOTAL COMPENSATION FROM TRUST (THE TRUST IS NOT IN A FUND COMPLEX)*
Timothy E. Johnson	$0
John W. Craig	$7,000
Ronald H. McSwain	$7,000
Kenneth S. Shull	$7,000

*   Trustee fees are Trust expenses. However, because the Management Agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.

SHAREHOLDER RIGHTS

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he/she owns and fractional votes for fractional shares he/she owns. All shares of a Fund have equal voting rights and liquidation rights.

THE INVESTMENT ADVISER

The Trust’s investment Adviser is Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247. Timothy E. Johnson may be deemed to be a controlling person and an affiliate of the Adviser due to his ownership of its shares and his position as the President and director of the Adviser. Mr. Johnson, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

Under the terms of the Management Agreement, the Adviser manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage fees and commissions, taxes, interest, expenses that the Fund is authorized to pay pursuant to Rule 12b-1 and extraordinary expenses. As compensation for its management services and agreement to pay the Funds’ expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of each Fund. However, the Adviser has committed to waive a portion of its fee to 0.95%

At a meeting held on November 17, 2005, the Board of Trustees of the Trust, including those Trustees who are not "interested persons" of the Adviser or the Fund (the “Independent Trustees”), as that term is defined in Section 2(a)(19) of the 1940 Act, considered and unanimously approved the Management Agreements between the Trust and the adviser for the new Funds. In determining whether to approve the Management Agreement, the Trustees considered a variety of factors, including: (i) a memorandum discussing, (ii) the investment performance of performance for composite portfolios that were operated in similar methodology to the new Funds; (iii) the nature, extent and quality of services provided by the Adviser, including, among other things, among other things, the Adviser’s business, its personnel and operations; (iv) the compensation to be received for management services, and the costs of the services to be provided to the Fund and the profits to be realized by the Adviser; (v) the extent to which economies of scale will be realized by the Adviser as Fund grows; and (vi) whether the fee levels reflect these economies of scale to the benefit of shareholders. The following summarizes the Trustees' review process and the information on which their conclusions were based:

As to the performance of the Funds, the Trustees reviewed October 31, 2005 data for composite portfolios that were operated according to a methodology similar to that to be utilized with the new Funds. The performance data included year-to-date and since inception returns for the composite portfolios compared to an appropriate index. The Trustees noted that each of these composite portfolios had performed well compared to the index in the periods examined.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum which described the Adviser’s business and personnel. The Trustees discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management. The Trustees also discussed the Adviser’s compliance program and the resources directed to compliance. It was the consensus of the Trustees that the nature and extent of services provided by the Adviser under other Management Agreements in place with respect to other funds of the Trust was consistent with the Board’s expectations, and that the overall quality of the services had been excellent.

As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the expected compensation to be paid to the Adviser as a percentage of assets. The Trustees also reviewed a list of mutual fund fees, which indicated average expense ratios for mutual funds in comparative categories and noted that the expense ratio for each new Fund was competitive with or lower than the expense ratios of other funds in the comparative category. The Trustees also discussed the profitability of the Funds to the Adviser. A representative of the Adviser reported on Adviser’s financial condition, and the Trustees concluded that the Adviser's profits would not be excessive based on the fact that the Adviser would pay all Fund expenses. The Trustees indicated that they understood and agreed that, if the size of the Funds were to grow substantially or the expense ratio comparisons were to change significantly, they would consider requesting break points. It was the consensus of the Trustees that the proposed Advisory fees were reasonable.

The Trustees did not identify any single factor discussed previously as all-important or controlling in their determination to approve the Management Agreement. The Trustees, including the Independent Trustees, unanimously concluded that the terms of the Management Agreement were fair and reasonable, that the Adviser's fees were reasonable in light of the services provided to the Fund and the benefits received by the Adviser, and that the Management Agreement should be approved.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust’s portfolio decisions and the placing of the Trust’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser may not take into account the sale of Fund shares by a broker in allocating brokerage transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the applicable Fund's shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Management Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

To the extent that the Trust and another of the Adviser’s clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated using the following rules:

A. All client accounts would have their entire order filled or receive no shares at all, unless the account’s purchase would exceed $50,000. In that case, filling part of the order for that account would be acceptable.

B. The orders would be filled beginning with the account least invested in that security type, relative to its goal, and proceed through the list with the last order filled for the account most invested in that security type, relative to its goal.

Based on rule A, some accounts may be skipped to meet the exact number of shares purchased. For the sale of a security, the orders would be filled beginning with the most fully invested account moving to the least fully invested.

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

The prices (net asset values) of the shares of each Fund is determined as of 4:00 p.m. Eastern time on each day the Trust is open for business, on day’s when shareholders exist for the fund, and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust uses Thomson Financial and Interactive Data Corporation to price portfolio securities. The Board of Trustees periodically reviews the pricing services used by the Trust.

Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

For additional information about the methods used to determine the net asset value (share price), see “Share Price Calculation” in the Prospectus.

TAXES

Each Fund has qualified, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code. By so qualifying, no Fund will be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to shareholders. Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion (30%) of the dividend income and capital gains distributions of any account unless the shareholder provides a taxpayer identification number and certifies that the taxpayer identification number is correct and that the shareholder is not subject to backup withholding.

To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

DISTRIBUTION PLAN

The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), however, the Plan has not been activated and the Fund has no present intention to activate the Plan.. The Plan permits each Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by each Fund is 0.25% of its average daily net assets.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan could significantly enhance each Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable Fund. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information. The Adviser has engaged Investor Responsibility Research Center (IRRC) to vote the Funds’ proxies in accordance with the Adviser’s policies and procedures.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (513) 661-3100 or toll free at (800) 541-0170; and (ii) from the Trust’s documents filed with the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third party servicing agents include the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian, each of which is described in this SAI. Additionally, the Funds may release portfolio holdings to third party rating agencies and data reporting platforms (currently Lipper and Morningstar) on a periodic basis. The Funds also may disclose portfolio holdings, as needed, to the Funds’ auditors, proxy voting services (if applicable), pricing services and legal counsel, each of which is described in the prospectus or in this SAI. This information is disclosed to third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about the Funds’ portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Funds’ portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

COSTS OF INVESTING IN THE FUNDS:

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of a Fund.

	Equity Income	Dynamic Growth	Small Company	Large Company	Enhanced Return
Shareholder Fees [1] Fixed (fees paid directly from your investment)

Maximum Front End Load	None	None	None	None	None
Deferred Load	None	None	None	None	None
Redemption Fee	None	None	None	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
Management Fees	1.00	1.00	1.00	1.00	1.00
12b-1 Fees [2]	0.00	0.00	0.00	0.00	0.00
Total Annual Fund Operating Expenses	1.00	1.00	1.00	1.00	1.00

1   A processing fee will be deducted from any wire sales proceeds and paid to the Custodian.

2   The Funds have adopted a Rule 12b-1 Plan; however the Plan has not been activated and the Fund has no present intention to activate the plan.

PORTFOLIO MANAGERS

The Johnson Mutual Funds are managed with a team approach. The following charts indicate the individuals involved with the day to day portfolio management of each of the Johnson Mutual Funds and a description of their experience. Also included in the chart is a dollar range of equity securities in the Funds.

Portfolio Manager, Title	Participation on Teams	Length of Service	Business Experience	Dollar Range of Equity Securities in Funds
Fred Brink	Realty	7 years	Team Leader for the Disciplined Large Company Fund; CFA, 1999; Equity Analyst for the Adviser since June, 1997; Funds Manager, Star Bank from June, 1991 to June, 1997.	Realty: $1-10,000
Dale Coates	Growth, Fixed Income, Municipal Income, Equity Income, Dynamic Growth, Enhanced Return, JIC Institutional	16 years	CFA, 1999; Vice President and Portfolio Manger of the Adviser since February, 1989.	Growth: $100,001-500,000 Fixed Income: $50,001-$100,000 Municipal Income: None
Jeff Cornell	Growth, Opportunity, Dynamic Growth, Equity Income, Disciplined Small Company, Disciplined Large Company	3 years
Portfolio Manager of the Adviser since May, 2001; CFA, 1998; Portfolio Manager and Research Director, Retirement Capital Advisors from January, 2000 to May, 2001; Portfolio Manger, Countrywide Investments from March, 1995 to December, 1999; Trust Investment Officer, North Side Bank, June, 1991 to March, 1995.
Growth: $10,001-$50,000 Opportunity: $10,001-$50,000
Jason Jackman	Fixed Income, Municipal Income, Enhanced Return, JIC Institutional	11 years	Team Leader for the Fixed Income and Enhanced Return Funds; CFA, 1998; Portfolio Manager for the Adviser since August, 1993.	Fixed Income: None Municipal Income: None
Brian Kute,	Growth, Opportunity, Realty, Disciplined Small Company, Disciplined Large Company, Dynamic Growth, Equity Income,	10 years
Team Leader for Dynamic Growth Fund; Chartered Financial Analyst (“CFA”), 1999; Manager of Research for the Adviser since March, 2003; Equity Analyst/Portfolio Manager for the Adviser from September, 1994 to March, 2003;
Growth: $10,001-$50,000 Opportunity: $50,001-$100,000 Realty: None
Michael Leisring	Fixed Income, Municipal Income, Enhanced Return, JIC Institutional	5 years
CFA, 2002; Fixed Income Analyst for the Adviser since June, 2003; Portfolio Manager Assistant for the Adviser March, 1999 to June, 2003; Brokerage Representative, Fidelity Investments, October, 1998 to March, 1999
Fixed Income: None Municipal Income: None
Richard Miller	Growth, Equity Income, Dynamic Growth	15 years	Team Leader for Growth Fund ; CFA, 1977; Vice President and Portfolio Manager of the Adviser since October, 1989.	Growth: $100,001-$500,000
Scott Muhlhauser	Growth, Equity Income, Dynamic Growth	21 years	CFA, 1979; Vice President and Portfolio Manager of the Adviser since August, 1983.	Growth: $10,001-$50,000
Brett Parrish	Opportunity, Disciplined Small Company, Disciplined Large Company	3 years	CFA, 1998; Portfolio Manager of the Adviser since 2001; Portfolio Manager, Ohio National Financial Services from 2000 to 2001; Portfolio Manger, Ohio Casualty Group, 1994 to 2000.	Opportunity: $10,001-$50,000
Aaron Taylor	Opportunity, Disciplined Small Company, Disciplined Large Company	6 years
CFA, 2004; Associate Equity Analyst of the Adviser since 2005; Research Assistant of the Adviser from April, 1999 to February, 2005; Investment Representative, Fidelity Investments November, 1995 to February, 1999.
Opportunity: $10,001-$50,000

The following table discloses the number of accounts managed by the portfolio manager team member and the total assets managed within other registered investment companies (“RIC”). The Adviser does not use any performance based fees

Team Member	Number of RIC Accounts	Total RIC Assets	Number of Other Accounts Managed	Total Assets of Other Accounts Managed
Fred Brink	1	17,641,614	2	83,000
Dale Coates	6	312,991,599	177	179,228,732
Jeff Cornell	2	145,517,546	8	101,822,920
Jason Jackman	5	242,510,624	1	337,455,310
Brian Kute	3	163,159,160	1	95,000
Michael Leisring	5	242,510,624	1	47,000
Richard Miller	1	52,839,361	214	131,511,662
Scott Muhlhauser	1	145,517,546	593	376,868,412
Brett Parrish	1	92,678,185	414	142,117,871
Aaron Taylor	1	92,678,185	1	40,000

The Adviser believes that there are currently no material conflicts of interest between the management of the funds and the accounts described above. Purchases and redemptions to the accounts are processed with an allocation program that does not permit any discrimination to either the Fund accounts or the accounts described above.

Each of the team members are compensated for their services by the Adviser. Compensation consists of a salary, incentive compensation, and retirement plan contributions by the Adviser. The salary for each team member is fixed. The incentive compensation structure provides additional compensation to the portfolio management team member if the Funds and accounts described in the table meet certain performance criteria versus the established benchmarks on a pretax basis. The benchmarks are measured on a one and three year basis. Portfolio management team members are also eligible for participation in a Defined Contribution Plan which provides retirement contributions based on a percent of salary which is applied to all employees of the Adviser and its affiliates.

CUSTODIAN

National City Bank, through its subsidiary Allegiant Asset Management Group , One East Fourth Street, Cincinnati, Ohio 45202, is the current custodian of the Funds’ investments. The Custodian acts as each Fund’s depository, holds its portfolio securities in safekeeping, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

FUND SERVICES

Johnson Financial, Inc. (“JFI”), 3777 West Fork Road, Cincinnati, Ohio 45247, acts as the Funds’ transfer agent. A Trustee and four officers of the Trust are members of management and/or employees of JFI. JFI maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the services as transfer agent, for the fiscal years ended December 30, 2002, 2003 and 2004, JFI received from the Adviser (not the Funds) an annual fee of $30,000 in the aggregate for all Funds of the Trust.

In addition, JFI provides fund accounting services to each Fund, including maintaining each Fund’s accounts, books and records, calculating net asset value per share and distributions, and providing reports and other accounting services. For the services as fund accountant, for the fiscal years ended December 31, 2002, 2003, and 2004 JFI received from the Adviser (not the Funds) an annual fee of $18,000 in the aggregate for all Funds of the Trust.

JFI also provides the Funds with administrative services to each Fund and the Trust, including all compliance, regulatory reporting and necessary office equipment, personnel and facilities. For its services as fund administrator, for the fiscal years ended December 31, 2002, 2003, and 2004, JFI received from the Adviser (not the Funds) an annual fee of $264,000 in the aggregate for all Funds of the Trust.

ACCOUNTANTS

The firm of Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio has been selected as independent public accountants for the Trust for the fiscal year ended December 31, 2005. Cohen McCurdy Ltd. performs an annual audit of the Trust’s financial statements and provides financial, tax and accounting consulting services as requested.

EXHIBIT A
ADVISER’S PROXY VOTING GUIDELINES
OVERVIEW

The following polices are guidelines in voting the proxies.

Generally, the adviser favors proposals that protect and enhance the rights of shareholders as a class and disapprove policies that favor individual shareholders or groups of shareholders at the expense of others. The adviser will vote for some proposals of management if management is acting in the best interests of its stockholders.

Any reference to granting powers to individuals giving them power of substitution in voting the proxy will be stricken out of the proxy unless the account owning the securities has provisions for substitution in its governing instrument. In that case, the individual voting the proxy will determine the advisability of striking or returning the substitution authority.

A record is to be maintained of the date it was voted and how it was voted.

JOHNSON INVESTMENTS COUNSEL, INC.’S (THE ADVISER) POLICY ON THE FOLLOWING ISSUES ARE:

ELECT DIRECTORS IS TO:
•	WITHHOLD votes from director nominees IF 1% or more of directors serving on the nominating committee are employees or have ties.
•	WITHHOLD from any director nominee attending less than 75% of the board and committee meetings during the previous fiscal year.
•	WITHHOLD votes from director nominees IF 1% or more of directors serving on the compensation committee are employees or have ties.
•	WITHHOLD votes from director nominees IF 1% or more of directors serving on the audit committee are employees or have ties.

RATIFY SELECTION OF AUDITORS
•	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.

APPROVE NAME CHANGE
•	Always vote FOR a management proposal to change the company name.

APPROVE OTHER BUSINESS
•	Always vote FOR a management proposal to approve other business.

ADJOURN MEETING
•	Always vote FOR a management proposal to adjourn the meeting.

APPROVE TECHNICAL AMENDMENTS
•	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.

APPROVE FINANCIAL STATEMENTS
•	Always vote FOR a management proposal to approve financial statements.

INCREASE AUTHORIZED COMMON STOCK
•	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.
•	Vote AGAINST IF the dilution represents more than 125% of current authorized shares.

DECREASE AUTHORIZED COMMON STOCK
•	Always vote FOR a management proposal to decrease authorized common stock.

AMEND AUTHORIZED COMMON STOCK
•	Always vote FOR a management proposal to amend authorized common stock.

APPROVE COMMON STOCK ISSUANCE
•	Vote AGAINST IF the dilution represents more than 25% of current outstanding voting power before the stock issuance.
•	Vote AGAINST IF the issued common stock has superior voting rights.

APPROVE ISSUANCE OR EXERCISE OF STOCK WARRANTS
•	Vote AGAINST IF the warrants, when exercised, would exceed 25% of the outstanding voting power.

APPROVE PREFERRED STOCK
•	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

INCREASE AUTHORIZED PREFERRED STOCK
•	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

DECREASE AUTHORIZED PREFERRED STOCK
•	Always vote FOR a management proposal to decrease authorized preferred stock.

CANCEL SERIES OF PREFERRED STOCK
•	Always vote FOR a management proposal to cancel a class or series of preferred stock.

AMEND AUTHORIZED PREFERRED STOCK
•	Always vote FOR a management proposal to amend preferred stock.

APPROVE ISSUANCE OR CONVERSION OF PREFERRED STOCK
•	Vote AGAINST IF the dilution represents more than 25% of the total voting power.
•	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

ELIMINATE PREEMPTIVE RIGHTS
•	Always vote AGAINST a management proposal to eliminate preemptive rights.

RESTORE PREEMPTIVE RIGHTS
•	Always vote FOR a management proposal to create or restore preemptive rights.

AUTHORIZE DUAL CLASS STOCK
•	Vote AGAINST IF the shares have inferior or superior voting rights.

ELIMINATE DUAL CLASS STOCK
•	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.

AMEND DUAL CLASS STOCK
•	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.

INCREASE AUTHORIZED DUAL CLASS STOCK
•	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.

APPROVE SHARE REPURCHASE
•	Always vote FOR a management proposal to approve a stock repurchase program.

APPROVE STOCK SPLIT
•	Always vote FOR a management proposal to approve a stock split.

APPROVE REVERSE STOCK SPLIT
•	Always vote FOR a management proposal to approve reverse a stock split, unless the common stock is not proportionately reduced.

APPROVE BANKRUPTCY RESTRUCTURING
•	Always vote FOR a management proposal on bankruptcy restructurings.

APPROVE REINCORPORATION
•	Vote AGAINST IF the proposal would reduce shareholder rights.

APPROVE SPIN-OFF
•	Always vote FOR a management proposal to spin-off certain company operations or divisions.

APPROVE SALE OF ASSETS
•	Always vote FOR a management proposal to approve the sale of assets.

ELIMINATE CUMULATIVE VOTING
•	Always vote AGAINST a management proposal to eliminate cumulative voting.

ADOPT CUMULATIVE VOTING
•	Always vote FOR a management proposal to adopt cumulative voting.

ADOPT DIRECTOR LIABILITY PROVISION
•	Always vote FOR a management proposal to limit the liability of directors.

AMEND DIRECTOR LIABILITY PROVISION
•	Always vote FOR a management proposal to amend director liability provisions.

ADOPT INDEMNIFICATION PROVISION
•	Always vote FOR a management proposal to indemnify directors and officers.

AMEND INDEMNIFICATION PROVISION
•	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.

APPROVE BOARD SIZE
•	Always vote FOR a management proposal to set the board size.

NO SHAREHOLDER APPROVAL TO FILL VACANCY
•	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

GIVE BOARD AUTHORITY TO SET BOARD SIZE
•	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

REMOVAL OF DIRECTORS
•	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.

APPROVE NON-TECHNICAL CHARTER AMENDMENTS
•	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.

APPROVE NON-TECHNICAL BYLAW AMENDMENTS
•	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.

APPROVE CLASSIFIED BOARD
•	Always vote AGAINST a management proposal to adopt a classified board.

REPEAL CLASSIFIED BOARD
•	Always vote FOR a management proposal to repeal a classified board.

ADOPT POISON PILL
•	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).

REDEEM POISON PILL
•	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).

ELIMINATE SPECIAL MEETING
•	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.

LIMIT SPECIAL MEETING
•	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.

RESTORE SPECIAL MEETING
•	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.

ELIMINATE WRITTEN CONSENT
•	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.

LIMIT WRITTEN CONSENT
•	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.

RESTORE WRITTEN CONSENT
•	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.

ADOPT SUPERMAJORITY REQUIREMENT
•	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve a merger or other business com.

AMEND SUPERMAJORITY REQUIREMENT
•	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.

ELIMINATE SUPERMAJORITY REQUIREMENT
•	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

ADOPT SUPERMAJORITY LOCK-IN
•	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

AMEND SUPERMAJORITY LOCK-IN
•	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

ELIMINATE SUPERMAJORITY LOCK-IN
•	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

CONSIDER NON-FINANCIAL EFFECTS OF MERGER
•	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.

ADOPT FAIR PRICE PROVISION
•	Always vote FOR a management proposal that establishes a fair price provision.

AMEND FAIR PRICE PROVISION
•	Always vote FOR a management proposal to amend a fair price provision.

REPEAL FAIR PRICE PROVISION
•	Always vote AGAINST a management proposal to repeal a fair price provision.

ADOPT ANTI-GREENMAIL PROVISION
•	Always vote FOR a management proposal to limit the payment of greenmail.

ADOPT ADVANCE NOTICE REQUIREMENT
•	Always vote FOR a management proposal to adopt advance notice requirements.

OPT OUT OF STATE TAKEOVER LAW
•	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.
OPT INTO STATE TAKEOVER LAW
•	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

ADOPT STOCK OPTION PLAN
•	Vote AGAINST IF the plan dilution is more than 10% of outstanding common stock.
•	Vote AGAINST IF the minimum equity overhang of all plans is more than 15% of outstanding common stock.
•	Vote AGAINST IF the plan allows for the repricing or replacement of underwater options.
•	Vote AGAINST IF the plan allows for non-qualified options to be priced at less than 100% of the fair market value on the grant date.
•	Vote AGAINST IF the plan administrator may provide loans to exercise awards.
•	Vote AGAINST IF the plan administrator may grant reloaded stock options.
•	Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.

AMEND STOCK OPTION PLAN
•	Vote AGAINST IF the plan would allow options to be priced at less than 100% fair market value on the grant date.
•	Vote AGAINST IF the amendment allows for the repricing or replacement of underwater options.

ADD SHARES TO STOCK OPTION PLAN
•	Vote AGAINST IF the plan dilution is more than 10% of outstanding common stock.
•	Vote AGAINST IF the minimum equity overhang of all plans is more than 15% of total outstanding common stock.
•	Vote AGAINST IF the company allows for the repricing or replacement of underwater options.
•	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of fair market value on the grant date.
•	Vote AGAINST IF the plan administrator may provide loans to exercise awards.
•	Vote AGAINST IF the plan administrator may grant reloaded stock options.
•	Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.

LIMIT ANNUAL AWARDS
•	Always vote FOR a management proposal to limit per-employee annual option awards.

EXTEND TERM OF STOCK OPTION PLAN
•	Vote AGAINST IF the minimum equity overhang of all plans is more than 15% of outstanding common stock.
•	Vote AGAINST IF the plan allows repricing or replacement of underwater options.
•	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.

•	Vote AGAINST IF the plan administrator may provide loans to exercise awards.
•	Vote AGAINST IF the plan administrator may grant reloaded stock options.
•	Vote AGAINST IF the company repriced or replaced underwater options in the past fiscal year.

ADOPT DIRECTOR STOCK OPTION PLAN
•	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.
•	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
•	Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.
•	Vote AGAINST IF the plan authorizes 5 or more types of awards.
•	Vote AGAINST IF the plan allows for non-formula discretionary awards.

AMEND DIRECTOR STOCK OPTION PLAN
•	Vote AGAINST IF the amendment would authorize 5 or more types of awards.
•	Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.
ADD SHARES TO DIRECTOR STOCK OPTION PLAN
•	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of fair market value.
•	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
•	Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.
•	Vote AGAINST IF the plan authorizes 5 or more types of awards.
•	Vote AGAINST IF the proposed plan allows for non-formula discretionary awards.

ADOPT EMPLOYEE STOCK PURCHASE PLAN
•	Vote AGAINST IF the plan allows employees to purchase stock at less than 85% the fair market value.
•	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
•	Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than 15% of the outstanding common equity.

AMEND EMPLOYEE STOCK PURCHASE PLAN
•	Vote AGAINST IF the plan allows employees to purchase stock at less than 85% of the fair market value.

ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN
•	Vote AGAINST IF the plan allows employees to purchase stock at less than 85% of the fair market value.
•	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
•	Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than 15% of the outstanding common equity.

ADOPT STOCK AWARD PLAN
•	Vote AGAINST IF the awards vest solely on tenure.
•	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
•	Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.

AMEND STOCK AWARD PLAN CASE-BY-CASE
•	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.

ADD SHARES TO STOCK AWARD PLAN
•	Vote AGAINST IF the awards vest solely on tenure.
•	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
•	Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.

ADOPT DIRECTOR STOCK AWARD PLAN CASE-BY-CASE
•	Vote AGAINST IF the vesting is based solely on tenure or if the shares are unrestricted when granted.
•	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
•	Vote AGAINST IF the minimum potential dilution for all plans is more than 15% of the outstanding common equity.
•	Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.

AMEND DIRECTOR STOCK AWARD PLAN
•	Vote AGAINST IF the amendment allows stock awards with no tenure or performance-based vesting.
•	Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.

ADD SHARES TO DIRECTOR STOCK AWARD PLAN
•	Vote AGAINST IF the vesting is based on tenure or if the shares are unrestricted when granted.
•	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
•	Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.
•	Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.
APPROVE ANNUAL BONUS PLAN
•	Always vote FOR a management proposal to approve an annual bonus plan.

APPROVE SAVINGS PLAN
•	Always vote FOR a management proposal to adopt a savings plan.

APPROVE OPTION/STOCK AWARDS
•	Vote AGAINST IF the option/stock award is priced less than 100% of the fair market value on the grant date.
•	Vote AGAINST IF the option/stock award represents dilution of more than 5% of outstanding common equity.
•	Vote AGAINST IF the option/stock award is unrestricted shares.
•	Vote AGAINST IF the minimum equity overhang from all plans is more than 15% of the common equity.

ADOPT DEFERRED COMPENSATION PLAN
•	Vote AGAINST IF the dilution is more than 10% of the outstanding common equity.

APPROVE LONG-TERM BONUS PLAN
•	Always vote FOR a management proposal to approve a long-term bonus plan.

APPROVE EMPLOYMENT AGREEMENTS
•	Always vote FOR a management proposal to approve an employment agreement or contract.

AMEND DEFERRED COMPENSATION PLAN
•	Always vote FOR a management proposal to amend a deferred compensation plan.

EXCHANGE UNDERWATER OPTIONS
•	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).

AMEND ANNUAL BONUS PLAN
•	Always vote FOR a management proposal to amend an annual bonus plan.

REAPPROVE OPTION/BONUS PLAN FOR OBRA
•	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

AMEND LONG-TERM BONUS PLAN
•	Always vote FOR a management proposal to amend a long-term bonus plan.

SHAREHOLDER PROPOSALS

SHAREHOLDER APPROVAL OF AUDITORS
•	Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.

AUDITORS MUST ATTEND ANNUAL MEETING
•	Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.

LIMIT CONSULTING BY AUDITORS
•	Always vote FOR a shareholder proposal calling for limiting consulting by auditors.

ROTATE AUDITORS
•	Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

RESTORE PREEMPTIVE RIGHTS
•	Always vote FOR a shareholder proposal to restore preemptive rights.

STUDY SALE OR SPIN-OFF
•	Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

ADOPT CONFIDENTIAL VOTING
•	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

COUNTING SHAREHOLDER VOTES
•	Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

NO DISCRETIONARY VOTING
•	Always vote AGAINST a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.

EQUAL ACCESS TO THE PROXY
•	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.

IMPROVE MEETING REPORTS
•	Always vote AGAINST a shareholder proposal to improve annual meeting reports.

CHANGE ANNUAL MEETING LOCATION
•	Always vote AGAINST a shareholder proposal to change the annual meeting location.

CHANGE ANNUAL MEETING DATE
•	Always vote AGAINST a shareholder proposal to change the annual meeting date.

BOARD INCLUSIVENESS
•	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

INCREASE BOARD INDEPENDENCE
•	Always vote FOR a shareholder proposal seeking to increase board independence.

DIRECTOR TENURE/RETIREMENT AGE
•	Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

MINIMUM STOCK OWNERSHIP BY DIRECTORS
•	Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.

ALLOW UNION/EMPLOYEE REPRESENTATIVES ON THE BOARD
•	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.

DIRECTORS’ ROLE IN CORPORATE STRATEGY
•	Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.

INCREASE NOMINATING COMMITTEE INDEPENDENCE
•	Always vote FOR a shareholder proposal to increase the independence of the nominating committee.

CREATE NOMINATING COMMITTEE
•	Always vote FOR a shareholder proposal to create a nominating committee of the board.

CREATE SHAREHOLDER COMMITTEE
•	Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.
INDEPENDENT BOARD CHAIRMAN
•	Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

LEAD DIRECTOR
•	Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

ADOPT CUMULATIVE VOTING
•	Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.

REQUIRE NOMINEE STATEMENT IN PROXY
•	Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.

DOUBLE BOARD NOMINEES
•	Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.

DIRECTOR LIABILITY
•	Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach.

REPEAL CLASSIFIED BOARD
•	Always vote FOR a shareholder proposal to repeal a classified board.

ELIMINATE SUPERMAJORITY PROVISION
•	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.

REDUCE SUPERMAJORITY PROVISION
•	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.

REPEAL FAIR PRICE PROVISION
•	Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.

RESTORE RIGHT TO CALL A SPECIAL MEETING
•	Always vote FOR a shareholder proposal to restore shareholders’ right to call a special meeting.

RESTORE RIGHT TO ACT BY WRITTEN CONSENT
•	Always vote FOR a shareholder proposal to restore shareholders’ right to act by written consent.

PROHIBIT TARGETED SHARE PLACEMENT
•	Always vote FOR a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

OPT OUT OF STATE TAKEOVER STATUTE
•	Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

REINCORPORATION
•	Vote AGAINST IF the new state has stronger anti-takeover provisions.

ADOPT ANTI-GREENMAIL PROVISION
•	Always vote FOR a shareholder proposal to limit greenmail payments.

RESTRICT EXECUTIVE COMPENSATION
•	Always vote AGAINST a shareholder proposal to restrict executive compensation.

DISCLOSE EXECUTIVE COMPENSATION
•	Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.

RESTRICT DIRECTOR COMPENSATION
•	Always vote AGAINST a shareholder proposal to restrict director compensation.

CAP EXECUTIVE PAY
•	Always vote AGAINST a shareholder proposal to cap executive pay.

PAY DIRECTORS IN STOCK
•	Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.

APPROVE EXECUTIVE COMPENSATION
•	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

RESTRICT DIRECTOR PENSIONS
•	Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

REVIEW/REPORT ON/LINK EXECUTIVE PAY TO SOCIAL PERFORMANCE
•	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.

NO REPRICING OF UNDERWATER OPTIONS
•	Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.

GOLDEN PARACHUTES
•	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.

AWARD PERFORMANCE-BASED STOCK OPTIONS
•	Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

EXPENSE STOCK OPTIONS
•	Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statements.

PENSION FUND SURPLUS
•	Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

CREATE COMPENSATION COMMITTEE
•	Always vote FOR a shareholder proposal to create a compensation committee.

HIRE INDEPENDENT COMPENSATION CONSULTANT
•
Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

INCREASE COMPENSATION COMMITTEE INDEPENDENCE
•	Always vote FOR a shareholder proposal to increase the independence of the compensation committee.

INCREASE AUDIT COMMITTEE INDEPENDENCE
•	Always vote FOR a shareholder proposal to increase the independence of the audit committee.

INCREASE KEY COMMITTEE INDEPENDENCE
•	Always vote FOR a shareholder proposal to increase the independence of key committees.

SOCIAL ISSUE PROPOSALS

*ABSTAIN ON ALL SOCIAL ISSUES PROPOSALS WHERE NO GUIDELINE HAS BEEN SELECTED*

REVIEW CHARITABLE GIVING POLICY
•	Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.

LIMIT OR END CHARITABLE GIVING
•	Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.

CASE BY CASE
•	Contested Election of Directors
•	Approve Merger/Acquisition
•	Approve Recapitalization
•	Approve Restructuring
•	Approve Liquidation
•	Approve Leveraged Buyout
•	Redeem or vote on poison pill on a case by case unless the proposal seeks to redeem the rights plan